Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Zhibao Technology Inc. (the “Company”) on Form 20-F for the year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jinmei Guo Hellstroem, Chief Executive Officer and Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026

By:	/s/ Jinmei Guo Hellstroem
Name:	Jinmei Guo Hellstroem
Title:	Chief Executive Officer and Interim Financial Officer (Principal Executive Officer and Principal Accounting and Financial Officer)